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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 2000

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

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ITEM 5.  OTHER EVENTS

     On August 30, 2000, Consolidated Graphics, Inc. (the "Company") announced the formation of a one year strategic alliance with Ansyr Technology Corporation that will extend the Company's service to include delivery of electronic information on handheld computers and devices. A copy of the press release is attached hereto as Exhibit 99.1.

     The press release incorrectly listed Consolidated Graphics, Inc. as a Maryland-based company. The Company is actually based in Houston, Texas.

     On September 7, 2000, the Company announced the resignation of Chris Colville as Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:

     99.1 Press release of the Company dated August 30, 2000, related to the announcement of a one year strategic alliance with Ansyr Technology Corporation.

     99.2 Press release of the Company dated September 7, 2000, related to the announcement of the resignation of Chris Colville as Chief Financial Officer.



                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         CONSOLIDATED GRAPHICS, INC.
                                                 (Registrant)

                                         By: /s/ G. CHRISTOPHER COLVILLE
                                                 G. Christopher Colville
                                                 Executive Vice President-
                                                 Mergers & Acquisitions,
                                                 Chief Financial and Accounting
                                                 Officer

Date:  September 7, 2000